SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss. 240.14a-2

     The Prudential Series Fund, Inc.
     ------------------------------------------------
     (Name of Registrant as Specified In Its Charter)


     ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of Each class of securities to which transaction applies:

     -------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     -------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------

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     4)   Proposed maximum aggregate value of transaction:

     -------------------------------------

     5)   Total fee paid:

     -------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ----------------------------

     2) Form, Schedule or Registration Statement No.:

        ----------------------------

     3) Filing Party:

        ----------------------------

     4) Date Filed:

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                        THE PRUDENTIAL SERIES FUND, INC.
                                751 BROAD STREET
                               NEWARK, N.J. 07102
                                 (877) 778-5008

                               ------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               ------------------

To the Shareholders of the Natural Resources Portfolio of The Prudential Series Fund, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the Natural Resources Portfolio of The Prudential Series Fund, Inc., (the
Fund), will be held at the offices of The Prudential Insurance Company of America, 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ on January 31, 2001, at 9:00 a.m. local time. The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

     1. To change the Natural Resources Portfolio to a non-diversified portfolio.

     The Board of Directors has fixed the close of business on November 17, 2000 as the record date for the determination of the shareholders of the Natural Resources Portfolio entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

                                             By order of the Board of Directors

                                             CHRISTOPHER SPRAGUE
                                             SECRETARY

December 18, 2000




PSFNR-Supp

                          SUPPLEMENTARY PROXY MATERIALS

                               ------------------

                       SPECIAL MEETING OF SHAREHOLDERS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                         TO BE HELD ON JANUARY 31, 2001

                               ------------------

     These supplementary proxy materials are furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors to be used at the Special Meeting of Shareholders of The Prudential Series Fund, Inc. (the Fund) and at any adjournments thereof (the Meeting) to be held on January 31, 2001 at 9:00 a.m. Eastern time at the offices of The Prudential Insurance Company of America (Prudential), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ. The Fund began to mail copies of these supplementary proxy materials on or about December 23, 2000. These supplementary proxy materials are accompanied by a proxy statement that discusses other proposals to be considered at the Meeting.

     The solicitation is being made primarily by the mailing of these supplementary proxy materials and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Fund or Prudential. Proxies may be revoked at any time before they are voted. The expenses in connection with preparing these supplementary proxy materials and of all solicitations will be paid by the Fund. The Fund may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

     The principal business address of Prudential (the Fund's current administrator), and of Prudential Investment Management Services LLC (PIMS) (the Fund's principal underwriter) is 751 Broad Street, Newark, NJ 07102. PIMS is an indirect wholly-owned subsidiary of Prudential. The principal business address of the Fund's proposed new investment adviser, Prudential Investments Fund Management LLC (PIFM), is 100 Mulberry Street, Gateway Center Three, 14th floor, Newark, NJ 07102. PIFM currently serves as the investment adviser to certain Portfolios of the Fund under an interim management contract.

     If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, or by attending the meeting and voting in person.

     All proxy cards solicited by the Board of Directors that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. Prudential, its affiliated insurance companies, and certain other insurers are the legal owners of all Fund shares, but in accordance with current policy of the Securities and Exchange Commission (SEC), these insurers pass voting rights to the variable annuity and variable life insurance contractholders and certain plan participants that have allocated purchase payments to subaccounts corresponding to a Portfolio of the Fund. In addition to voting Fund shares in accordance with contractholder/participant instructions that they do receive, Prudential and those insurers will vote shares that are not voted by contractholders/participants, as well as shares owned beneficially by such insurers themselves, in the same proportions as the votes that actually are cast by contractholders/participants. Prudential, its affiliated insurers, and the other insurers will apportion votes to each contractholder/participant in direct proportion to the dollar value of the pertinent variable contract as of the record date.

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HOW CAN I VOTE MY SHARES?

o BY MAIL: By signing, dating, voting and returning the proxy card in the enclosed postage paid envelope.

o BY PHONE: With a toll-free call to 1-888-221-0697 between 9:00 A.M. and 10:00 P.M. (Eastern Time).

o BY INTERNET: By signing onto the internet site listed on your proxy card and entering the proper information, including the control number also listed on your proxy card.

o IN PERSON: By attending the meeting and voting your shares.

     If you have questions regarding these supplementary proxy materials please call (877) 778-5008, from 8 a.m. to 6 p.m. Eastern Time, Monday through Friday.

     Class 1 and Class 2 shares of the Natural Resources Portfolio issued and outstanding as of November 17, 2000 are indicated below:

     PORTFOLIO                                                   # OF SHARES
     ---------                                                   -----------
     Natural Resources .....................................     16,608,546

     As of November 17, 2000, the directors and Fund officers owned, in the aggregate, none of the Natural Resources Portfolio's outstanding shares--all of the Portfolio's outstanding shares are owned by insurance company separate accounts. To the knowledge of the Fund, no shareholder of record (other than Prudential, its affiliated insurers, and the other insurers) owned beneficially more than 5% of the outstanding shares of the Portfolio as of November 17, 2000. None of the Fund's executive officers has any substantial economic interest in any matter to be acted upon at the Meeting.

     FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED JUNE 30, 2000, CALL (877) 778-5008 OR WRITE TO PRUDENTIAL AT 751 BROAD STREET, NEWARK, NJ 07102-3777.

     VOTE REQUIRED: A MAJORITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1. A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES, WHICHEVER IS LESS.

     The following table summarizes the proposal and lists the Proxy Statement page where the proposal is discussed in more detail.

     PROPOSAL #                    PROPOSAL DESCRIPTION                 PAGE
     ----------                    --------------------                 ----
      1.         To change the Natural Resources Portfolio to a           3
                 non-diversified portfolio.

1.   TO CHANGE THE NATURAL RESOURCES PORTFOLIO TO A
     NON-DIVERSIFIED PORTFOLIO

     The Natural Resources Portfolio is currently operated as a diversified fund under the Investment Company Act of 1940, meaning that the Portfolio cannot, as to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer. The Fund's Board approved a proposal to change the Natural Resources Portfolio from being diversified to non-diversified and recommends that shareholders approve that change. Jennison Associates LLC ("Jennison"), the subadviser to the Natural Resources Portfolio, would then be able to invest more than 5% of the Portfolio's total assets in the securities of any one issuer. Changing the Natural Resources Portfolio to a non-diversified portfolio will allow Jennison to invest to a greater degree in favored companies. Within the Portfolio's current diversification constraints, the investment adviser cannot invest in favored companies in excess of the percentage limit described above.

     Investing in a non-diversified fund involves greater risk than investing in a diversified mutual fund because a loss resulting from the decline in value of one security may represent a greater portion of the total assets of a non-diversified fund.

     THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Prudential, PIFM, or a subadviser pursuant to authority contained in the Fund's management contract.

     Prudential, PIFM or a subadviser may place agency transactions with Prudential Securities Incorporated (PSI), a wholly-owned subsidiary of Prudential, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

     The brokerage commissions paid to PSI by the Natural Resources Portfolio for the fiscal year ended December 31, 1999 are listed below:

                                                                % OF AGGREGATE
                                             BROKERAGE           COMMISSIONS
               PORTFOLIO                  COMMISSIONS PAID       PAID TO PSI
-------------------------------------------------------------------------------
Natural Resources                               $3,431               .73%

                   SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

     The Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund.

                                            VOTE TODAY BY MAIL,
                                      TOUCH-TONE PHONE OR THE INTERNET
                                       CALL TOLL-FREE 1-888-221-0697
                                       OR LOG ON TO WWW.PROXYWEB.COM

*** CONTROL NUMBER: 999 999 999 999 99 ***
                       Please fold and detach card at perforation before mailing
                                                         VOTING INSTRUCTION FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE PRUDENTIAL SERIES FUND, INC. (THE "FUND") IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD ON JANUARY 31, 2001 AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, 100 MULBERRY STREET, NEWARK, NEW JERSEY AT 9:00 A.M.

I (we) the undersigned hereby instruct the above-referenced Insurance Company to vote the Fund shares to which I (we) the undersigned am (are) entitled to give instructions as indicated on the reverse side of this form or as indicated below.

I (we) wish to instruct the Company to vote "FOR" all proposals. [ ]

                                    Date ________________________, 2000 [2001]

                                    Each owner should sign as his/her name
                                    appears on this form; if a contract is owned jointly, each owner should sign; if a contract is held in a fiduciary capacity, the fiduciary should sign and indicate his/her fiduciary capacity.

                                    -------------------------------------------



                                    -------------------------------------------

                                    Signature(s)/Fiduciary Capacity, if
                                    applicable.

                                                                         PSF-NR

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      NOTE: YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS SIGNED.
    PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM ON THE REVERSE SIDE.
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           Please fold and detach card at perforation before mailing

VOTING INSTRUCTION FORM

THE BOARD OF DIRECTORS OF THE PRUDENTIAL SERIES FUND, INC. RECOMMENDS A VOTE "FOR" THE PROPOSAL.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

                                                          FOR AGAINST ABSTAIN

1. To change the Natural Resources Portfolio to a
   non-diversified portfolio.                             [ ]   [ ]      [ ]  1.

                                                                         PSF-NR